UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2023

PROVIDENT FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31566	42-1547151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

239 Washington Street
Jersey City, New Jersey 07302
(Address of principal executive offices) (Zip Code)

(732) 590-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on September 26, 2022, Provident Financial Services, Inc., a Delaware corporation (“Provident”), NL 239 Corp., a Delaware corporation and a direct, wholly owned subsidiary of Provident (“Merger Sub”), and Lakeland Bancorp, Inc., a New Jersey corporation (“Lakeland”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Lakeland, with Lakeland as the surviving entity (the “Merger”), and as soon as reasonably practicable following the Merger, Lakeland will merge with and into Provident, with Provident as the surviving entity.

In connection with the proposed Merger, Provident filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a joint proxy statement/prospectus, as amended, and Provident filed a definitive proxy statement/prospectus and Lakeland filed a definitive proxy statement with the SEC, each dated December 21, 2022 (collectively, the “joint proxy statement/prospectus”), which Provident first mailed to its stockholders and Lakeland first mailed to its shareholders on or about December 22, 2022.

Following the announcement of the Merger Agreement, as of the date of this Current Report on Form 8-K, seven lawsuits and six demand letters challenging the disclosures contained in the joint proxy statement/prospectus or other aspects of the Merger have been filed. The first lawsuit, captioned Shiva Stein v. Lakeland Bancorp, Inc. et al., Case No. 1:22-cv-09946, was filed in the U.S. District Court for the Southern District of New York on November 22, 2022. The second lawsuit, captioned Ryan O’Dell v. Lakeland Bancorp, Inc. et al., Case No. 1:22-cv-09980, was filed in the U.S. District Court for the Southern District of New York on November 23, 2022. The third lawsuit, captioned Stephen Bushansky v. Lakeland Bancorp, Inc. et al., Case No. 2:22-cv-07131, was filed in the U.S. District Court for the District of New Jersey on December 7, 2022. The fourth lawsuit, captioned Molly Kaplan v. Lakeland Bancorp, Inc. et al., Case No. 2:22-cv- 07193, was filed in the U.S. District Court for the District of New Jersey on December 8, 2022. The fifth lawsuit, captioned Michael Rubin v. Provident Financial Services, Inc. et al., Case No. 1:22-cv-10485, was filed in the U.S. District Court for the Southern District of New York on December 12, 2022. The sixth lawsuit, captioned Paul Berger Revocable Trust v. Provident Financial Services, Inc. et al., Docket No. HUD-C-000005-23, was filed in the Superior Court of New Jersey on January 4, 2023. The seventh lawsuit, captioned Charles Reinhardt v. Lakeland Bancorp, Inc. et al., Case No. 1:23-cv-00113, was filed in the U.S. District Court for the Southern District of New York on January 6, 2023. The complaints in the Stein, O’Dell, Bushansky, Kaplan and Reinhardt actions are brought by alleged Lakeland shareholders and assert claims against Lakeland and the members of its board of directors. The complaints in the Rubin and Berger actions are brought by alleged Provident stockholders and assert claims against Provident and the members of its board of directors. The complaints filed in the actions, other than the Berger action, allege, among other things, that the defendants caused a materially incomplete and misleading registration statement relating to the proposed Merger to be filed with the SEC in violation of Section 14(a) and Section 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 14a-9 promulgated thereunder. In addition, the complaint in the Berger action alleges that certain directors of Provident breached fiduciary duties of good faith, loyalty, fair dealing, due care and disclosure under Delaware law. On January 17, 2023, the plaintiff in the Berger action filed a motion seeking an interlocutory injunction that would, among other things, enjoin the closing of the vote at the special meeting of Provident’s stockholders, to be held virtually via the internet on February 1, 2023, in connection with the Merger. The court has not ruled on this motion. We refer to the foregoing lawsuits and demand letters collectively as the “Merger Actions.”

Provident and Lakeland believe that the claims asserted in the Merger Actions referred to above are without merit and supplemental disclosures are not required or necessary under applicable laws. However, in order to diminish the risk that these Merger Actions delay or otherwise adversely affect the Merger, and to minimize the costs, risks and uncertainties inherent in defending the Merger Actions, and without admitting any liability or wrongdoing, Provident and Lakeland have determined to supplement the joint proxy statement/prospectus as described in this Current Report on Form 8-K. Provident, Lakeland and the other named defendants deny that they have violated any laws or breached any duties to Provident’s stockholders or Lakeland’s shareholders, as applicable. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Provident and Lakeland specifically deny all allegations in the Merger Actions that any additional disclosure was or is required.

Supplemental Disclosures to Joint Proxy Statement/Prospectus

The following information supplements the joint proxy statement/prospectus and should be read in conjunction with the disclosures contained in the joint proxy statement/prospectus, which should be read in its entirety. To the extent that information set forth herein differs from or updates information contained in the joint proxy statement/prospectus, the information contained herein supersedes the information contained in the joint proxy statement/prospectus. All page references in the information below are to pages in the joint proxy statement/prospectus dated December 21, 2022, and any defined terms used but not defined herein shall have the meanings set forth in the joint proxy statement/prospectus. Without admitting in any way that the disclosures below are material or otherwise required by law, rule or regulation, Provident and Lakeland make the following amended and supplemental disclosures to the joint proxy statement/prospectus:

The Merger—Opinion of Provident’s Financial Advisor

The disclosure under the heading “The Merger—Opinion of Provident’s Financial Advisor—Comparable Company Analyses” is hereby amended by deleting the table of company names in the middle of page 76 (the Provident Peer Group) of the joint proxy statement/prospectus and replacing it with the following:

Financials as of June 30, 2022			Balance Sheet			Capital Position				LTM Profitability				Valuation as of September 23, 2022
Company	State	Ticker	Assets ($M)	Loans/ Deposits (%)	NPAs/ Assets (%)	TCE/ TA (%)	Lev. Ratio (%)	Total RBC Ratio (%)	CRE/ Total RBC (%)	ROAA (%)	ROAE (%)	NIM (%)	Effic. Ratio (%)	Price/				Div Yield (%)	Market Cap ($M)
														TBV (%)	LTM EPS (x)	2022E EPS (x)	2023E EPS (x)
Fulton Financial Corporation	PA	FULT	25,253	89.5	0.77	7.04	9.06	13.70	182.5	1.05	10.2	2.85	63.9	150	10.0	9.2	8.7	3.7	2,708
WSFS Financial Corporation	DE	WSFS	20,550	66.5	0.16	6.66	9.20	14.62	214.4	0.97	7.9	3.14	58.8	236	14.6	11.0	9.4	1.2	3,072
Customers Bancorp, Inc.	PA	CUBI	20,252	92.4	0.20	5.99	7.52	12.61	203.0	1.80	26.3	3.93	36.8	82	3.1	4.1	4.7	0.0	990
Community Bank System, Inc.	NY	CBU	15,488	61.0	0.23	5.11	8.65	16.58	118.9	1.14	8.8	2.77	60.4	462	19.9	18.0	16.4	2.7	3,435
Sandy Spring Bancorp, Inc.	MD	SASR	13,303	98.3	0.32	8.45	9.53	16.07	345.1	1.57	13.3	3.50	49.0	155	8.7	9.7	9.1	3.5	1,688
OceanFirst Financial Corp.	NJ	OCFC	12,439	95.9	0.22	7.91	9.28	12.80	391.6	0.85	6.7	3.08	57.6	122	11.8	8.4	6.8	4.0	1,146
Dime Community Bancshares, Inc.	NY	DCOM	12,347	91.4	0.30	7.07	8.71	13.26	534.9	1.19	12.3	3.20	47.9	139	8.9	8.5	7.9	3.1	1,193
NBT Bancorp Inc.	NY	NBTB	11,720	77.6	0.32	7.87	9.77	15.50	151.6	1.27	12.4	3.03	58.6	186	11.2	11.0	11.0	3.1	1,676
Eagle Bancorp, Inc.	MD	EGBN	10,942	78.0	0.22	10.60	10.68	15.70	337.7	1.20	11.1	2.73	41.5	126	9.9	9.5	9.1	3.9	1,451
Lakeland Bancorp, Inc.	NJ	LBAI	10,374	87.1	0.24	8.01	9.05	13.74	385.2	0.97	9.4	3.13	54.0	131	10.6	9.7	8.2	3.5	1,074

Note:

Includes banks headquartered in the Mid-Atlantic Region with total assets between $10B and $30B; excludes publicly announced merger targets and mutuals; Price / Estimated EPS multiples based on median consensus estimates.

Source:	S&P Capital IQ Pro.

The disclosure under the heading “The Merger—Opinion of Provident’s Financial Advisor—Comparable Company Analyses” is hereby amended by deleting the table of company names at the bottom of page 77 (the Lakeland Peer Group) of the joint proxy statement/prospectus and replacing it with the following:

Financials as of June 30, 2022			Balance Sheet			Capital Position				LTM Profitability				Valuation as of September 23, 2022
Company	State	Ticker	Assets ($M)	Loans/ Deposits (%)	NPAs/ Assets (%)	TCE/ TA (%)	Lev. Ratio (%)	Total RBC Ratio (%)	CRE/ Total RBC (%)	ROAA (%)	ROAE (%)	NIM (%)	Effic. Ratio (%)	Price/				Div Yield (%)	Market Cap ($M)
														TBV (%)	LTM EPS (x)	2022E EPS (x)	2023E EPS (x)
Fulton Financial Corporation	PA	FULT	25,253	89.5	0.77	7.04	9.06	13.70	182.5	1.05	10.2	2.85	63.9	150	10.0	9.2	8.7	3.7	2,708
WSFS Financial Corporation	DE	WSFS	20,550	66.5	0.16	6.66	9.20	14.62	214.4	0.97	7.9	3.14	58.8	236	14.6	11.0	9.4	1.2	3,072
Customers Bancorp, Inc.	PA	CUBI	20,252	92.4	0.20	5.99	7.52	12.61	203.0	1.80	26.3	3.93	36.8	82	3.1	4.1	4.7	0.0	990
Community Bank System, Inc.	NY	CBU	15,488	61.0	0.23	5.11	8.65	16.58	118.9	1.14	8.8	2.77	60.4	462	19.9	18.0	16.4	2.7	3,435
Provident Financial Services, Inc.	NJ	PFS	13,716	91.9	0.49	8.48	9.62	11.77	475.4	1.16	9.5	3.03	54.1	156	11.1	10.2	9.3	4.1	1,753
Sandy Spring Bancorp, Inc.	MD	SASR	13,303	98.3	0.32	8.45	9.53	16.07	345.1	1.57	13.3	3.50	49.0	155	8.7	9.7	9.1	3.5	1,688
OceanFirst Financial Corp.	NJ	OCFC	12,439	95.9	0.22	7.91	9.28	12.80	391.6	0.85	6.7	3.08	57.6	122	11.8	8.4	6.8	4.0	1,146
Dime Community Bancshares, Inc.	NY	DCOM	12,347	91.4	0.30	7.07	8.71	13.26	534.9	1.19	12.3	3.20	47.9	139	8.9	8.5	7.9	3.1	1,193
NBT Bancorp Inc.	NY	NBTB	11,720	77.6	0.32	7.87	9.77	15.50	151.6	1.27	12.4	3.03	58.6	186	11.2	11.0	11.0	3.1	1,676
Eagle Bancorp, Inc.	MD	EGBN	10,942	78.0	0.22	10.60	10.68	15.70	337.7	1.20	11.1	2.73	41.5	126	9.9	9.5	9.1	3.9	1,451

Note:

Includes banks headquartered in the Mid-Atlantic Region with total assets between $10B and $30B; excludes publicly announced merger targets and mutuals; Price / Estimated EPS multiples based on median consensus estimates.

Source:	S&P Capital IQ Pro.

The disclosure under the heading “The Merger—Opinion of Provident’s Financial Advisor—Analysis of Precedent Transactions” is hereby amended by deleting the table of Acquiror and Target names at the bottom of page 78 (the Nationwide Precedent Transactions group) of the joint proxy statement/prospectus and replacing it with the following:

Acquiror		Target			Transaction Information					Seller Information
						Price/
				Annc. Date	Deal Value ($M)	LTM Earnings (x)	TBV (%)	Core Deposit Prem (%)	1-Day Market Prem (%)	Total Assets ($M)	TCE/ TA (%)	LTM ROAA (%)	LTM ROAE (%)	Efficiency Ratio (%)	NPAs/ Assets (%)
Company	St.	Company	St.
Raymond James Financial Inc.	FL	TriState Capital Holdings Inc.	PA	10/20/21	1,155.3	22.4	188	5.8	42.7	12,158.9	4.7	0.64	9.0	61.7	0.09
Valley National Bancorp	NY	Bank Leumi Le-Israel Corp.	NY	9/23/21	1,180.9	19.3	135	4.5	—	8,350.8	10.5	0.79	7.1	61.7	0.61
First Interstate BancSystem	MT	Great Western Bancorp	SD	9/16/21	1,968.1	12.1	170	—	24.7	13,070.2	8.8	1.27	14.7	54.2	2.01
Home Bancshares, Inc.	AR	Happy Bancshares Inc.	TX	9/15/21	887.7	12.2	159	7.3	—	6,262.4	9.1	1.28	11.2	64.3	0.39
Old National Bancorp	IN	First Midwest Bancorp Inc.	IL	6/1/21	2,468.6	20.4	165	6.3	3.2	21,208.6	7.4	0.63	5.1	59.7	0.81
Independent Bank Corp.	MA	Meridian Bancorp Inc.	MA	4/22/21	1,150.6	14.5	150	8.7	22.1	6,503.9	11.8	1.17	10.1	45.1	0.07
BancorpSouth Bank	MS	Cadence Bancorp.	TX	4/12/21	2,874.2	9.6	155	7.1	5.1	18,800.4	10.5	1.62	14.4	48.2	0.78
Eastern Bankshares Inc.	MA	Century Bancorp Inc.	MA	4/7/21	641.9	14.8	170	—	20.8	7,289.3	5.2	0.68	12.0	56.1	0.04
WSFS Financial Corp.	DE	Bryn Mawr Bank Corp.	PA	3/10/21	989.9	29.8	229	13.6	14.2	5,432.0	8.1	0.64	5.3	61.2	0.23
SVB Financial Group	CA	Boston Private Financial	MA	1/4/21	942.6	19.9	112	1.7	29.5	10,048.7	8.0	0.49	5.3	71.8	0.31
Pacific Premier Bancorp	CA	Opus Bank	CA	2/3/20	1,031.4	16.6	141	5.1	0.7	7,992.4	9.2	0.80	5.8	63.6	0.07
South State Corporation	SC	CenterState Bank Corp.	FL	1/27/20	3,212.0	13.7	201	13.6	10.0	17,142.0	10.1	1.42	8.5	51.3	0.29

Note:

Includes nationwide bank and thrift transactions announced between January 1, 2020 and September 23, 2022 where the targets assets at announcement were between $5B and $25B; excludes reverse merger transactions.

Source:	S&P Capital IQ Pro.

The disclosure under the heading “The Merger—Opinion of Provident’s Financial Advisor—Net Present Value Analysis” is hereby supplemented by adding the following table after the Earnings Per Share Multiples chart (that includes Annual Estimate Variance in the left-most column) in the middle of page 81 of the joint proxy statement/prospectus:

The following table describes the discount rate calculation which was prepared by Piper Sandler and used for both Provident common stock as well as Lakeland common stock. In its normal course of business, Piper Sandler employs the Kroll Cost of Capital Navigator in determining an appropriate discount rate. The discount rate equals the risk-free rate, plus the equity risk premium, plus the size premium, plus the industry premium.

Calculation of Discount Rate
Risk-free rate	3.50%
Equity risk premium	5.50%
Size premium	1.22%
Industry premium	(0.16%)

Calculated discount rate	10.06%

The disclosure under the heading “The Merger—Opinion of Provident’s Financial Advisor—Pro Forma Transaction Analysis” is hereby supplemented by adding the following table after the second to last full paragraph on page 81 of the joint proxy statement/prospectus:

The following table describes estimated earnings per share and tangible book value accretion and dilution metrics for Provident as indicated in the analysis:

	2023E	2024E	2025E
EPS Accretion[1]	17.0%	24.1%	23.9%
TBV Accretion / (Dilution)[2]	(13.2%)	(7.8%)	(3.2%)

(1)	Excluding onetime transaction expenses
(2)	Estimated TBV dilution at Closing of the merger: (17.3%)

The Merger—Opinion of Lakeland’s Financial Advisor

The disclosure on page 92 of the joint proxy statement/prospectus under the section “The Merger— Opinion of Lakeland’s Financial Advisor”, which section begins on page 86, is hereby supplemented by adding the following paragraph below the table that appears at the top of page 92:

The low and high stock price-to-tangible book value per share multiples of the selected companies in the “Lakeland Selected Companies Analysis” were 0.94x (the multiple for Flushing Financial Corporation) and 2.06x (the multiple for Tompkins Financial Corporation), respectively, the low and high stock price-to-2022 estimated EPS multiples of the selected companies were 7.7x (the multiple for ConnectOne Bancorp, Inc., Metropolitan Bank Holding Corp., and Peapack-Gladstone Financial Corporation) and 12.6x (the multiple for Kearny Financial Corp.), respectively, and the low and high stock price-to-2023 estimated EPS multiples of the selected companies were 6.4x (the multiple for Metropolitan Bank Holding Corp.) and 12.4x (the multiple for Tompkins Financial Corporation), respectively.

The disclosure on page 93 of the joint proxy statement/prospectus under the section “The Merger— Opinion of Lakeland’s Financial Advisor” is hereby supplemented by adding the following paragraph below the table that appears at the bottom of page 93:

The low and high stock price-to-tangible book value per share multiples of the selected companies in the “Provident Selected Companies Analysis” were 0.94x (the multiple for Flushing Financial Corporation) and 2.06x (the multiple for Tompkins Financial Corporation), respectively, the low and high stock price-to-2022 estimated EPS multiples of the selected companies were 7.7x (the multiple for ConnectOne Bancorp, Inc., Metropolitan Bank Holding Corp., and Peapack-Gladstone Financial Corporation) and 12.6x (the multiple for Kearny Financial Corp.), respectively, and the low and high stock price-to-2023 estimated EPS multiples of the selected companies were 6.4x (the multiple for Metropolitan Bank) and 12.4 x (the multiple for Tompkins Financial Corporation), respectively.

The disclosure on page 95 of the joint proxy statement/prospectus under the section “The Merger— Opinion of Lakeland’s Financial Advisor” is hereby supplemented by adding the following paragraph below the table that appears at the top of page 95:

The low and high transaction price-to-tangible book value multiples of the selected transactions in the “Selected Transactions Analysis” were 1.15x (the multiple for the New York Community Bancorp, Inc./Flagstar Bancorp, Inc. transaction) and 1.88x (the multiple for the Raymond James Financial, Inc./ TriState Capital Holdings, Inc. transaction), respectively, the low and high pay-to-trade ratios of the selected transactions were 0.66x (the multiple for the Raymond James Financial, Inc./ TriState Capital Holdings, Inc. transaction) and 0.99x (the multiple for the Old National Bancorp/First Midwest Bancorp, Inc. transaction), respectively, and the low and high core deposit premiums of the selected transactions were 2.2% (the core deposit premium for the New York Community Bancorp, Inc./Flagstar Bancorp, Inc. transaction) and 8.7% (the core deposit premium for the Independent Bank Corp./Meridian Bancorp, Inc. transaction), respectively. For the six selected transactions in which LTM core EPS for the acquired company was available, the low and high transaction price-to-LTM core EPS multiples of the selected transactions were 3.8x (the multiple for the New York Community Bancorp, Inc./Flagstar Bancorp, Inc. transaction) and 23.4x (the multiple for the Raymond James Financial, Inc./ TriState Capital Holdings, Inc. transaction), respectively. For the six selected transactions in which FWD EPS estimates for the acquired company was available at announcement, the low and high transaction price-to-FWD estimated EPS multiples of the selected transactions were 8.9x (the multiple for the New York Community Bancorp, Inc./Flagstar Bancorp, Inc. transaction) and 15.6x (the multiple for the Raymond James Financial, Inc./ TriState Capital Holdings, Inc. transaction), respectively. For the six selected transactions in which the acquired company was publicly traded, the low and high one-day market premiums of the selected transactions were 3.2% (the one-day market premium for the Old National Bancorp/First Midwest Bancorp, Inc. transaction) and 42.7% (the one-day market premium for the Raymond James Financial, Inc./ TriState Capital Holdings, Inc. transaction), respectively.

The disclosure on page 96 of the joint proxy statement/prospectus under the section “The Merger— Opinion of Lakeland’s Financial Advisor” is hereby supplemented by amending and restating the third to last sentence of the first paragraph on page 96 as follows:

This analysis indicated the Merger could be accretive to Provident’s estimated 2023 and 2024 EPS by 20.4% and 24.5%, respectively, and could be dilutive to Provident’s estimated tangible book value per share at closing assumed as of March 31, 2023 by 17.3%.

The disclosure on pages 96 and 97 of the joint proxy statement/prospectus under the section “The Merger— Opinion of Lakeland’s Financial Advisor” is hereby supplemented by adding the following paragraph beneath the second full paragraph on page 97 as follows:

The ranges of discount rates assumed in the Lakeland Dividend Discount Model Analysis, Provident Dividend Discount Model Analysis, and Illustrative Pro Forma Combined Dividend Discount Model Analysis were selected taking into account capital asset pricing model implied cost of capital calculations.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to Provident’s and Lakeland’s beliefs, goals, intentions, and expectations regarding the proposed transaction, revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward-looking statements speak only as of the date they are made; Provident and Lakeland do not assume any duty, and do not undertake, to update such forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Provident and Lakeland. Such statements are based upon the current beliefs and expectations of the management of Provident and Lakeland and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against Provident or Lakeland; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of Provident and Lakeland to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Provident and Lakeland do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Lakeland’s operations and those of Provident; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; Provident’s and Lakeland’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Provident’s issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of Provident and Lakeland to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; and risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction and other factors that may affect future results of Provident and Lakeland; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on Provident, Lakeland and the proposed transaction; and the other factors discussed in the “Risk Factors” section of each of Provident’s and Lakeland’s Annual Report on Form 10-K for the year ended December 31, 2021, in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of each of Provident’s and Lakeland’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and other reports Provident and Lakeland file with the SEC.

Additional Information and Where to Find It

This Current Report may be deemed to be solicitation material in respect of the proposed transaction by Provident and Lakeland. In connection with the proposed transaction, Provident has filed a registration statement on Form S-4 with the SEC (Registration No. 333-268496). The registration statement includes a joint proxy statement of Provident and Lakeland, which also constitutes a prospectus of Provident. The registration statement, as amended, was declared effective by the SEC on December 21, 2022, and the joint proxy statement/prospectus was first mailed to stockholders of Provident and shareholders of Lakeland on or about December 22, 2022.

INVESTORS AND SECURITY HOLDERS OF PROVIDENT AND LAKELAND AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PROVIDENT, LAKELAND AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about Provident and Lakeland, without charge, at the SEC’s website

(http://www.sec.gov). Copies of documents filed with the SEC by Provident can also be obtained free of charge in the “SEC Filings” section of Provident’s website, https://investorrelations.provident.bank/, under the heading “SEC Filings.” Copies of documents filed with the SEC by Lakeland can also be obtained free of charge in the “Investor Relations” section of Lakeland’s website, https://investorrelations.lakelandbank.com/, under the heading “Documents.”

Participants in Solicitation

Provident, Lakeland, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding Provident’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 18, 2022, and certain other documents filed by Provident with the SEC. Information regarding Lakeland’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 7, 2022, and certain other documents filed by Lakeland with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed or to be filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2023	PROVIDENT FINANCIAL SERVICES, INC.

	By:	/s/ Anthony J. Labozzetta
Anthony J. Labozzetta President and Chief Executive Officer